Aviragen Therapeutics, Inc. and Vaxart Inc. Joint Conference Call



UNLOCKING THE FULL POTENTIAL OF ORAL VACCINES

AVIRAGEN THERAPEUTICS

VAXART

October 30, 2017

Safe Harbor

VAXART

This presentation contains forward-looking statements about Aviragen Therapeutics, Inc. and Vaxart Inc., and their respective businesses, business prospects, strategy and plans, including but not limited to statements regarding anticipated preclinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated. Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed by Aviragen with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, neither Aviragen nor Vaxart undertakes any obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

Additional Information About the Merger and Where to Find It

VAXART

In connection with the merger, Aviragen and Vaxart intend to file relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement. Investors and security holders of Aviragen and Vaxart are urged to read these materials when they become available because they will contain important information about Aviragen, Vaxart and the merger. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Aviragen with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Aviragen by directing a written request to: Aviragen Therapeutics, Inc. 2500 Northwinds Parkway, Suite 100, Alpharetta, GA 30009, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Aviragen and its directors and executive officers and Vaxart and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aviragen in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger will be included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Aviragen is also included in Aviragen Annual Report on Form 10-K for the year ended June 30, 2017. This document is available free of charge at the SEC web site (www.sec.gov) and from Investor Relations at Aviragen at the address described above.

About the Transaction

- Aviragen Therapeutics, Inc. valuation $60M
- Vaxart, Inc. valuation $90M
- Aviragen stockholders 40%/Vaxart stockholders 60%
- Seven board members – three from Aviragen
- Company name will be Vaxart
- Proposed NASDAQ ticker – "VXRT"
- Approximately $30M in cash projected at close
- Expect to close Q1 2018

VAXART

ORAL RECOMBINANT VACCINES



INNOVATIVE VACCINE PLATFORM

- Designed for wide range of recombinant antigens
- Broad immune responses
  - *- Systemic & mucosal*
- Significant platform benefits
  - *- Manufacturing speed, regulatory*

TABLET OFFERS ADVANTAGES

- Room temperature-stable tablet
- Ease of distribution, administration
- Does not need to fit normal vaccine immunization schedules or "share needles"

HIGH VALUE PIPELINE

- Norovirus Phase 1b successfully completed
  - - 100% responders
- Flu Phase 2 challenge study
  - *- BARDA funded ($13.9M)*
  - *- Proof of concept demonstrated*
- Therapeutic vaccine opportunity based on robust T cell responses

Oral Recombinant Vaccine Platform

Non-Replicating Ad5 Delivers Antigen + Adjuvant

VAXART

VACCINE ANTIGEN
- Gene for protein antigen

- Influenza HA
- Norovirus VP1
- RSV F protein
- HPV E6/E7 proteins

TLR3 ADJUVANT
- dsRNA to activate TLR3 receptor

- Immune stimulator

Ad5 VECTOR
- Replication deficient



TABLET VACCINE
- Enteric coated

VACCINE
- Released in Ileum generates broad immune responses



THE VAXART PLATFORM

Platform Designed for Wide Range of Recombinant Antigens	Adjuvant + Antigen are Co-expressed providing Potential Safety, Efficacy Benefits	Manufacturing Process can be used for all Vaxart's Platform-based Vaccines

Global Vaccines Market: $30 Billion+ Annual Sales

VAXART

- **"Vaccines are among big pharma's best selling products"**
  - FT, April 26 2016
- **Vaccine Growth Trends**
  - Innovation
  - Elderly/Adult Vaccination
  - Vaccination for New Diseases
  - Emerging Market Expansion
- **Vaxart Platform: Engine for Hi-Value Vaccines**
  - ID and Cancer

Vaccine Blockbusters (2015)

Prevenar® 13	$ 6.2 billion
GARDASIL.	$ 1.9 billion
ActHIB®	$ 1.5 billion
VARIVAX™	$ 1.5 billion
Fluzone®	$ 1.4 billion

Veteran Management Team with Deep Experience in Vaccines and Immunology

VAXART

MANAGEMENT TEAM	RELEVANT EXPERIENCE (YEARS)	COMPANIES	EXPERTISE
WOUTER LATOUR, MD MBA CEO	20	SmithKline Beecham, Novartis, Trinity Biosystems	Vaccines, Mucosal Delivery of Biopharmaceuticals
SEAN TUCKER, PHD Founder and CSO	20	Dow, Systemix, Genteric	Mucosal Immunology Gene Delivery
DAVE INGAMELLS VP Manufacturing	25	Genentech, IDEC, SAFC, BioMarin, Optimer	GMP Manufacturing, Process Development Adenoviral Vectors
DAVE LIEBOWITZ, MD PHD CMO	25	Immunex, Amgen, Vivaldi Biosciences	Cancer, Immunology, Flu Vaccines
JOHN HARLAND, CPA MBA CFO	25	Trinity Biosystems, indigo Medical Consulting, Accuray, Neurobiological Technologies, Inc.	Biotech, Devices, Multiple Financing

Robust Antiviral Clinical Pipeline Focused on Both Prophylactic and Therapeutic Products

VAXART

Tablet Vaccine	Trials Conducted to Date or in Progress				
	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Prophylactic					
Norovirus [1)]					
Influenza [2)]					
RSV					
Therapeutic					
HPV Vaccine					
Small Molecules					
HPV (BTA074)					
Rhinovirus (Vapendavir)					
RSV (non-F)					
Inavir®					
Relenza®					

1) Monovalent GI.1 norovirus vaccine has completed 2 Phase 1 studies. Bivalent norovirus vaccine to enter clinic in 2018.
2) Monovalent H1 flu vaccine completed phase 2 Proof of Concept efficacy study. Flu program to be partnered.

Norovirus: Tablet is Key Differentiator

Major 'Consumer' Opportunity in Food and Travel Sector


20M
About 20 million people get sick from norovirus each year, most from close contact with infected people or by eating contaminated food.
#1
Norovirus is the leading cause of disease outbreaks from contaminated food in the US.
70%
Infected food workers cause about 70% of reported norovirus outbreaks from contaminated food.
CDC

Disease Burden [1)]

- Norovirus leads to majority of Acute Gastroenteritis
  - 19-21 Million Cases, 56,000-71,000 Hospitalizations
  - 570-800 Deaths (all US numbers)
- Increasing disease awareness from CDC network

Vaccine Development

- GI and GII genotypes cause majority of disease
- Bivalent annual vaccine to cover GI.1 and GII.4 strains
- Vaxart and one other company in clinical trials

Commercial Strategy

- Add-on to annual influenza vaccination
- Target segment based approach

1) Sources: CDC Norovirus Illness: Key Facts

Safety and Broad Immune Responses in Multiple Trials

More than 300 Subjects Dosed to Date

VAXART

CLINICAL TRIALS

Tablet Vaccines



Purpose:

- Safety and immunogenicity
- Dose ranging
- Efficacy

Study Designs:

- Randomized, double blind, placebo controlled and open label studies

	Flu	RSV	Norovirus
SUBJECTS DOSED	176	46	106
SAFETY			
Favorable safety and tolerability profile			
EFFICACY			
Reduction in influenza illness comparable with the leading marketed quadrivalent intramuscular influenza vaccine			
BROAD IMMUNE RESPONSES			
Serum neutralizing antibodies (IgG)			
Mucosal homing B cells (IgA)			
T cells			

Clinical & Regulatory Milestones

VAXART

Recently Completed

- ✓ Q3 2017 - Reported positive top-line data from Phase 1b norovirus vaccine safety and immunogenicity trial
- ✓ Q3 2017 – Reported positive top-line data from Phase 2 influenza vaccine challenge trial

Upcoming

- Q4 2017 - Complete enrollment in Phase 2 CT4 trial with BTA074
- Q2 2018 - Top-line efficacy results from Phase 2 CT4 trial
- 1H 2018 – Initiate norovirus titration study
- 1H 2018 - File IND for bivalent norovirus vaccine
- 2H 2018 - Initiate Phase 2 norovirus challenge trial
- 2H 2018 - Initiate Phase 1 safety and immunology study with bivalent norovirus vaccine
- 2H 2018 - File IND for HPV therapeutic vaccine